SSgA FUNDS

SUPPLEMENT DATED APRIL 2, 2008

TO THE SSgA YIELD PLUS FUND

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 18, 2007

The Prospectus and Statement of Additional Information dated December 18, 2007 are hereby supplemented.  The following information supersedes any information to the contrary regarding SSgA Yield Plus Fund (the “Fund”) contained in the Fund’s Prospectus and Statement of Additional Information:

On April 1, 2008, the Fund’s Board of Trustees approved a plan to liquidate the Fund. It is anticipated that the liquidation will occur on or about May 31, 2008 (the “Liquidation Date”).

In anticipation of the liquidation, the Fund will cease public sale of its shares, including to existing shareholders, as soon as practicable.  Please note that the Fund will no longer pursue its investment objectives and strategies as disclosed in the Prospectus but will instead take reasonable steps to preserve the value of the Fund’s assets in preparation for the distribution of liquidation proceeds on the Liquidation Date.

Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of another SSgA Fund, until the Liquidation Date.  On the Liquidation Date, any remaining shareholders in the Fund will receive their pro rata share of the net assets of  the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE